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                                                                    EXHIBIT 10.6


                             Blue Rhino Corporation
                            1998 STOCK INCENTIVE PLAN


                                    ARTICLE I

                                  ESTABLISHMENT

      The Blue Rhino Corporation Stock Incentive Plan ("Plan") is hereby established by Blue Rhino Corporation ("Company"). The purpose of the Plan is to encourage key employees, officers, consultants and advisors of the Company and its Affiliates to acquire a proprietary interest in the Company and to generate an increased incentive to contribute to the Company's future success and prosperity.


                                   ARTICLE II

                                  DEFINITIONS

      For purposes of the Plan, the following terms are defined as set forth below:

      "AFFILIATE" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

      "AGREEMENT" or "OPTION AGREEMENT" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which a Stock Option is granted to a Participant.

      "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of the Company.

      "CAUSE" means, for purposes of whether and when a Participant has incurred a Termination for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for Cause as defined in such agreement or arrangement, or if there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause", then Cause means, unless otherwise defined in the Option Agreement with respect to the corresponding Stock Option, (a) any act or failure to act deemed to constitute cause under the Company's established practices, policies or guidelines applicable to the Participant or (b) the Participant's act or act of omission which constitutes gross misconduct with respect to the Company or an Affiliate in any material respect, including, without limitation, an act or act of omission of a criminal nature, the result of which is detrimental to the interests of the Company or an Affiliate, or conduct or the omission of conduct which constitutes a material breach of Participant's duty of loyalty to the Company or an Affiliate.
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      "CODE" or "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

      "COMMISSION" means the Securities and Exchange Commission or any successor agency.

      "COMMITTEE" means the Compensation Committee of the Board, or such other committee of the Board appointed by the Board of Directors to administer the Plan, as further described in the Plan.

      "COMMON STOCK" means the shares of the Common Stock, $0.001 par value, of the Company whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

      "COMPANY" means Blue Rhino Corporation, a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company are exchanged; and any assignee of or successor to substantially all of the assets of the Company.

      "DISABILITY" means a mental or physical illness that entitles the Participant to receive benefits under the long term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability will not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability will be made by the Committee. The determination of Disability for purposes of this Plan will not be construed to be an admission of disability for any other purpose.

      "EFFECTIVE DATE" means May 18, 1998.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      "FAIR MARKET VALUE" means the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

      (a) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market ("NASDAQ"), the closing price of the Common Stock on the relevant date, as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by the NASDAQ, as the case may be;

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      (b) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date, or the most recent preceding date for which such quotations are reported; and

      (c) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b), the value determined in good faith by the Committee.

      "GRANT DATE" means the date that as of which a Stock Option is granted pursuant to the Plan.

      "NON-EMPLOYEE DIRECTORS" has the meaning set forth in Rule 16b-3, or any successor definition adopted by the Commission, provided the person is also an "outside director" under Section 162(m) of the Code.

      "NON-QUALIFIED STOCK OPTION" means an Option to purchase Common Stock in the Company granted under the Plan other than an incentive stock option within the meaning of Section 422 of the Code.

      "OPTION PERIOD" means the period during which the Option will be exercisable in accordance with the Option Agreement and Article VI.

      "OPTION PRICE" means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3.

      "PARTICIPANT" means a person who satisfies the eligibility conditions of
Article V and to whom a Stock Option has been granted by the Committee under the Plan, and if a Representative is appointed for a Participant, then the term "PARTICIPANT" means such appointed Representative, successor Representative, or spouse as the case may be. The term also includes a trust for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with the Rule 16b-3.

      "PLAN" means the Blue Rhino Corporation 1998 Stock Incentive Plan, as herein set forth and as may be amended from time to time.

      "REPRESENTATIVE" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; or (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death.

      "RETIREMENT" means the Participant's Termination after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by

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such plan, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

      "RULE 16B-3" means Rule 16b-3, as promulgated under the Exchange Act, as amended from time to time, or any successor thereto.

      "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "STOCK OPTION" means a Non-Qualified Stock Option granted under this Plan.

      "TERMINATION" means the occurrence of any act or event, whether pursuant to an employment agreement, consulting agreement, advisory agreement or otherwise, that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, employee, consultant or advisor of the Company or of any Affiliate, or to be an officer, employee, consultant or advisor of any entity that provides services to the Company or an Affiliate, including, without limitation, death, Disability, dismissal, removal, resignation, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee of the Company or an Affiliate, the Option Agreement will establish what act or event will constitute a Termination for purposes of the Plan. A Termination will occur for an employee who is employed by an Affiliate if the Affiliate ceases to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or an Affiliate. A Participant who is an employee on the Grant Date will not be deemed to have incurred a Termination if, within thirty (30) days after such individual ceases to be an employee, he or she becomes a consultant or advisor to the Company. Similarly, a Participant who is a consultant or advisor on the Grant Date shall not be deemed to have incurred a Termination if, within thirty (30) days after such individual ceases to be a consultant or advisor, he or she becomes an employee of the Company.

      In addition, certain other terms used herein have definitions given to them in the first place in which they are used.


                                   ARTICLE III

                                 ADMINISTRATION

      3.1 Committee Structure and Authority. The Plan will be administered by the Committee. After the Company has an effective registration statement under the Securities Act for the Common Stock, the Committee, except as provided herein, will be comprised of such number of Non-Employee Directors (and no other persons) as is required for application of Section 162(m) of the Code and Rule 16b-3. In the absence of appointment of the Committee or a successor committee of the Board, the entire Board of Directors will constitute the Committee. A majority of the Committee will constitute a quorum at any meeting thereof (including

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telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, will be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee will not exercise any discretion respecting himself or herself under the Plan. The Board will have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member.
Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

      Among other things, the Committee will have the authority, subject to the terms of the Plan:

      (a) to select those persons to whom Stock Options may be granted from time to time;

      (b) to determine the number of shares of Common Stock to be covered by each Stock Option granted hereunder; provided, however, that the number of shares of Common Stock which can be awarded in any calendar year to any Participant shall not exceed twenty percent (20%) of the number of shares of Common Stock reserved and available for issuance under this Plan as of the Grant Date, and further provided that the Committee may limit the aggregate number of shares granted to consultants and advisors if required in order to make the registration statement described in Section 4.5 effective or cause the registration statement to remain effective;

      (c) to determine the terms and conditions of any Stock Option granted hereunder (including, without limitation, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration, forfeiture or waiver regarding any Stock Option and the shares of Common Stock relating thereto); provided, however, that no Stock Option may be exercised earlier than one (1) year from the Grant Date;

      (d) to adjust the terms and conditions, at any time or from time to time, of any Stock Option, subject to the limitations of Section 8.1;

      (e) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to the exercise of a Stock Option will be deferred;

      (f) to provide for the forms of Option Agreement to be utilized in connection with the Plan;

      (g) to determine whether a Participant has a Disability or a Retirement;

      (h) to determine what securities law requirements are applicable to the Plan, Stock Options, and the issuance of shares of Common Stock and to require of a Participant that appropriate action be taken with respect to such requirements;


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      (i) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Option Agreement, outstanding Stock Options;

      (j) to require as a condition of the exercise of a Stock Option or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

      (k) to determine whether and with what effect a Participant has incurred a Termination;

      (l) to determine the restrictions or limitations on the transfer of Common Stock;

      (m) to determine under what circumstances a Stock Option may be transferred during the Participant's lifetime and to impose restrictions on such transfers;

      (n) to determine whether a Stock Option is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Option Agreement;

      (o) to determine the permissible methods of Stock Option exercise and payment, including cashless exercise arrangements;

      (p) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan and to amend or modify any Option Agreement accordingly; and

      (q) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

      The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it may, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Stock Option issued under the Plan (and any Option Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Stock Options granted at different times.

      Any determination made by the Committee pursuant to the provisions of the Plan will be made in its sole discretion, and in the case of any determination relating to a Stock Option, may be made at the time of the grant of the Stock Option or, unless in contravention of any express term of the Plan or an Option Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan will be final and binding on all persons, including the Company and Participants. No determination will be subject to de novo review if challenged in court.

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                                   ARTICLE IV

                             STOCK SUBJECT TO PLAN

      4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Stock Options under the Plan will be 300,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      4.2 Release of Shares. If any shares of Common Stock that have been optioned cease to be subject to a Stock Option, if any shares of Common Stock that are subject to any Stock Option are forfeited or if any Stock Option otherwise terminates without issuance of shares of Common Stock being made to the Participant, such shares, in the discretion of the Committee, may again be available for distribution in connection with Stock Options under the Plan.

      4.3 Restrictions on Shares. Shares of Common Stock issued upon exercise of a Stock Option will be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Option Agreement. The Company will not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and
(iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of a Stock Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising a Stock Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares will not be delivered, but will be rounded to the next lower whole number of shares.

      4.4 Stockholder Rights. No person will have any rights of a stockholder as to shares of Common Stock subject to a Stock Option until, after proper exercise of the Stock Option or other action required, such shares have been recorded on the Company's official stockholder records as having been issued or transferred. Upon exercise of the Stock Option or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment will be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided herein or in an Option Agreement.

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      4.5 Registration of Common Stock Under This Plan. The Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Stock Options on Commission Form S-8 if and when available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations, and any amendments to such rules and regulations, governing such forms, as soon as the Committee, in its sole discretion, deems such registration appropriate. The Company will use its best efforts to cause the registration statement to become effective and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of
(a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Stock Option.

      4.6 Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the Committee will adjust or substitute, as the case may be, the number of shares of Common Stock available for Stock Options under the Plan, the number of shares of Common Stock covered by outstanding Stock Options, the exercise price per share of outstanding Stock Options, and any other characteristics or terms of the Stock Options as the Committee deems necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment will be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as will reasonably be determined by the Committee.

      In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (the "Acquisition"), or in the event of a liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company may, in its discretion, take any one or more of the following actions as to outstanding Stock Options: (i) provide that such Stock Options shall be assumed, or substantially equivalent Stock Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised vested Stock Options will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to Participants equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to

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outstanding Stock Options (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding Stock Options in exchange for the termination of such Stock Options, and (iv) provide that all or any outstanding Stock Options shall become exercisable or realizable in full prior to the effective date of such Acquisition.


                                    ARTICLE V

                                   ELIGIBILITY

      5.1 Eligibility. Except as herein provided, the persons who will be eligible to participate in the Plan and be granted Stock Options will be those persons who are officers, employees, consultants or advisors of the Company or any Affiliate, who are in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its Affiliates. Distributors of the Company and directors of the Company and its affiliates who are not employees of the Company or its affiliates are not eligible to participate in this Plan. Notwithstanding the foregoing, a consultant or advisor shall not be eligible to receive a grant of Stock Options under this Plan with respect to providing services directly or indirectly which promote or maintain a market for the Company's or any Affiliate's securities. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Stock Options and determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Stock Option, the Committee may give consideration to the functions and responsibilities of the person's contributions to the Company and its Affiliates, the value of the individual's service to the Company and its Affiliates and such other factors deemed relevant by the Committee. The Committee may designate in writing any person who is not eligible to participate in the Plan if such person would otherwise be eligible to participate in the Plan.


                                   ARTICLE VI

                             GRANT OF STOCK OPTIONS

      6.1 General. The Committee will have authority to grant Options under the Plan at any time or from time to time. Stock Options granted under this Plan shall be Non-Qualified Stock Options. An Option will entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Option Agreement (the terms and provisions of which may differ from other Option Agreements) including without limitation, payment of the Option Price.

      6.2 Grant and Exercise. The grant of a Stock Option will occur as of the date the Committee determines. Each Option granted under this Plan will be evidenced by an Option Agreement, in a form approved by the Committee, which will embody the terms and conditions of such Option and which will be subject to the express terms and conditions set forth in the

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Plan. Such Option Agreement will become effective upon execution by the
Participant. No Stock Options shall be granted under this Plan after the tenth anniversary of the Effective Date of this Plan.

      6.3 Terms and Conditions. Stock Options will be subject to such terms and conditions as will be determined by the Committee, including the following:

            (a) Option Period. The Option Period of each Stock Option will be fixed by the Committee; provided that no Stock Option will be exercisable more than 10 years after the Grant Date.

            (b) Option Price. The Option Price per share of the Common Stock purchasable under an Option will not be less than the Fair Market Value per share on the Grant Date.

            (c) Exercisability. Stock Options will vest and be exercisable at such time or times and subject to such terms and conditions as will be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

            (d) Method of Exercise. Subject to the provisions of this Article VI, a Participant may exercise vested Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice will be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iii) by the delivery of cash by a broker-dealer to whom the Participant has submitted a notice of exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (iv) by any combination of the foregoing. No shares of Common Stock will be issued until full payment therefor has been made.

            (e) Transferability of Options. The Committee, in its sole discretion, may permit Stock Options to be transferred during the Participant's lifetime, subject to such conditions and limitations as the Committee deems reasonable and proper, including transfers pursuant to a domestic relations order which would be a "qualified domestic relations order" as defined in Section 414(p) of the Code.

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      6.4 Termination by Reason of Death. Unless otherwise provided in an Option
Agreement or determined by the Committee, if a Participant incurs a Termination due to death, any unexpired and unexercised Stock Option held by such Participant will thereafter be fully exercisable for a period of 90 days following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter.

      6.5 Termination by Reason of Disability. Unless otherwise provided in an Option Agreement or determined by the Committee, if a Participant incurs a Termination due to a Disability, any unexpired and unexercised Stock Option held by such Participant will thereafter be fully exercisable by the Participant for the period of ninety (90) days (or such other period or no period as the Committee may specify) immediately following the date of such Termination or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination due to Disability will not affect the foregoing.

      6.6 Other Termination. Unless otherwise provided in an Option Agreement or determined by the Committee, if a Participant incurs a Termination due to Retirement, or the Termination is involuntary on the part of the Participant (but is not due to death or Disability or with Cause), any Stock Option held by such Participant will thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of (a) the 90-day period commencing with the date of such Termination, or (b) until the expiration of the Option Period. If the Participant incurs a Termination which is either
(a) voluntary on the part of the Participant (and is not due to Retirement) or
(b) with Cause, the Option will terminate immediately. The death or Disability of a Participant after a Termination otherwise provided herein will not extend the time permitted to exercise an Option.

      6.7 Cashing Out of Option. Unless otherwise provided in the Option Agreement, on receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Stock Option to be exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash out.


                                   ARTICLE VII

             PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN

      7.1 Transfer of Shares. Subject to the restriction in any Option Agreement or any other transfer restriction contained in any agreement between a Participant and the Company, a Participant may at any time make a transfer of shares of Common Stock received pursuant to the exercise of a Stock Option. Any transfer of shares received pursuant to the exercise of a Stock Option will not be permitted or valid unless and until the transferee agrees to be bound by the provisions of the Plan, and any provision respecting Common Stock under the Option Agreement.

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      7.2 Limited Transfer During Offering. If there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock are offered for sale in an underwritten offering, a Participant may not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of a Stock Option.


                                  ARTICLE VIII

                                 MISCELLANEOUS

      8.1 Amendments and Termination . The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation may be made which would impair the rights of a Participant under a Stock Option theretofore granted without the Participant's consent except such an amendment made to cause the Plan to qualify for an exemption provided by the Exchange Act, registration provisions of the Securities Act, or the rules promulgated thereunder. In addition, no such amendment may be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

      The Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment may impair the rights of any Participant without the Participant's consent, except such an amendment made to cause the Plan or Stock Option to qualify for the exemption provided by Rule 16b-3. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher Option Prices but no such substitution may be made which would impair the rights of the Participant under such Stock Options theretofore granted without the Participant's consent.

      Subject to the above provisions, the Board will have authority to amend the Plan to take into account changes in law and tax, accounting and securities rules, as well as other developments, and to grant Stock Options which qualify for beneficial treatment under such rules without stockholder approval.

      8.2 General Provisions.

            (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

            (b) No Additional Obligation. Nothing in the Plan will prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

            (c) Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Participant for income tax purposes with respect to any Stock Option, the Participant will pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such Stock Option or exercise thereof. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Stock Option that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan, will be conditional on such payment or arrangements, and the Company and its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

            (d) Representation. The Committee will establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

            (e) Controlling Law. The Plan and all Stock Options made and actions taken thereunder will be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law) except to the extent the General Corporation Law of the State of Delaware would be mandatorily applicable. The Plan will be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under
      Section 16(b) of the Exchange Act.

            (f) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Option Agreement to be transferred to the Participant, and no shares of Common Stock or other thing of value under this Plan or an Option Agreement will be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

      8.3 Rights with Respect to Continuance of Employment. Nothing in this Plan will be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing in this Plan will be construed to constitute a contract of employment or engagement between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate will have no obligation to retain the Participant in its employ or service as a result of this Plan. There will be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant's employment or service engagement as it existed prior to the individual becoming a Participant in this Plan.

      8.4 Stock Options in Substitution for Stock Options Granted by Other Corporations. Stock Options may be granted under the Plan from time to time in substitution for Stock Options held by employees, or service providers of other corporations who are about to become officers, employees, consultants or advisors of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes an Affiliate. The terms and conditions of the Stock Options so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the Stock Options in substitution for which they are granted.

      8.5 Delay. If at the time a Participant incurs a Termination (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Option Agreement to the extent necessary to avoid the imposition of liability will be suspended and delayed during the period the Participant would be subject to such liability, but not more than six months and one day and not to exceed the Option Period as provided in the Option Agreement. The Company will have the right to suspend or delay any time period described in the Plan or an Option Agreement if the Committee determines that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted will not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company. The Committee will have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee determines that Rule 16b-3 does not apply to the Plan.

      8.6 Headings. The headings in this Plan are for reference purposes only and will not affect the meaning or interpretation of this Plan.

      8.7 Severability. If any provision of this Plan is for any reason held to be invalid or unenforceable, such invalidity or unenforceability will not affect any other provision of this Plan, and this Plan will be construed as if such invalid or unenforceable provision were omitted.


      8.8 Successors and Assigns. This Plan will inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, will be binding upon the Participant's heirs, legal representatives and successors.

Adopted by the Board of Directors on November 18, 1998.

Approved by the written consent of the Shareholders of the Company in April, 1998.

                        2000 DECLARATION OF AMENDMENT TO
                             BLUE RHINO CORPORATION
                            1998 STOCK INCENTIVE PLAN


      THIS 2000 DECLARATION OF AMENDMENT, is made this 19th day of December, 2000, by BLUE RHINO CORPORATION (the "Corporation"), to the Corporation's 1998 Stock Incentive Plan (the "1998 Plan").

                                R E C I T A L S:
                                - - - - - - - -

      WHEREAS, the Corporation has adopted, and the stockholders have approved, the 1998 Plan; and

      WHEREAS, pursuant to Section 8.1 of the 1998 Plan, the Board of Directors has authority to amend the 1998 Plan, subject to stockholder approval in certain circumstances; and

      WHEREAS, the Board of Directors of the Corporation has deemed it advisable to amend Section 4.1 of the 1998 Plan to increase the number of shares authorized for issuance under the 1998 Plan from 1,200,000 shares to 2,200,000 shares and to impose an annual participant award limitation in accordance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), subject to the approval of the stockholders of the Corporation of such amendments; and

      WHEREAS, the Corporation desires to evidence such amendments by this Declaration of Amendment;

      NOW, THEREFORE, IT IS DECLARED that, effective as of December 19, 2000, the 1998 Plan shall be and hereby is amended as follows (subject to stockholder approval of such amendments):

      1. Amendment to Section 4.1. Section 4.1 ("Number of Shares") of the 1998 Plan is hereby amended by deleting the first sentence of Section 4.1 and inserting the following in lieu thereof:

                  "4.1 Number of Shares. Subject to the adjustment under Section
            4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Stock Options under the Plan will be 2,200,000 shares of Common Stock." In addition, to the extent required pursuant to Section 162(m) of the Code, no participant may be granted options for more than 300,000 shares of Common Stock (or the equivalent value thereof based on the fair market value of the Common Stock at the time of grant) during any 12-month period, subject to adjustment as provided in Section 4.6."

      2. Amendment to Section 3.1(b) ("Committee Structure and Authority).
Section 3.1(b) of the 1998 Plan is hereby amended by deleting the following, with the remainder of Section 3.1(b) to remain unchanged:

            "provided, however, that the number of shares of Common Stock which can be awarded in any calendar year to any Participant shall not exceed twenty percent (20%) of the number of shares of Common Stock reserved and available for issuance under this Plan as of the Grant Date; "

      3. Continued Effect. Except as set forth herein, the 1998 Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, this Declaration of Amendment is executed on behalf of Blue Rhino Corporation as of the day and year first above written.

                                    BLUE RHINO CORPORATION



                                    By:   /s/ Billy D. Prim
                                       ---------------------------------------
                                          Billy D. Prim, President and
                                          Chief Executive Officer

ATTEST:


/s/ Mark Castaneda
-------------------------
Mark Castaneda, Secretary

[Corporate Seal]

                        2001 DECLARATION OF AMENDMENT TO
                             BLUE RHINO CORPORATION
                            1998 STOCK INCENTIVE PLAN


      THIS 2001 DECLARATION OF AMENDMENT, is made this 30th day of August, 2001, by BLUE RHINO CORPORATION (the "Corporation"), to the Corporation's 1998 Stock Incentive Plan (the "1998 Plan").

                                R E C I T A L S:
                                - - - - - - - -

      WHEREAS, the Corporation has adopted, and the stockholders have approved, the 1998 Plan; and

      WHEREAS, pursuant to Section 8.1 of the 1998 Plan, the Board of Directors has authority to amend the 1998 Plan, subject to stockholder approval in certain circumstances; and

      WHEREAS, the Board of Directors of the Corporation has deemed it advisable to amend Section 4.1 of the 1998 Plan to increase the number of shares authorized for issuance under the 1998 Plan from 2,200,000 shares to 3,200,000 shares, subject to the approval of the stockholders of the Corporation of such amendments; and

      WHEREAS, the Corporation desires to evidence such amendments by this Declaration of Amendment;

      NOW, THEREFORE, IT IS DECLARED that, effective as of December 18, 2001, the 1998 Plan shall be and hereby is amended as follows (subject to stockholder approval of such amendment):

      1. Amendment to Section 4.1. Section 4.1 ("Number of Shares") of the 1998 Plan is hereby amended by deleting the first sentence of Section 4.1 and inserting the following in lieu thereof:

                  "4.1 Number of Shares. Subject to the adjustment under Section
            4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Stock Options under the Plan will be 3,200,000 shares of Common Stock. In addition, to the extent required pursuant to Section 162(m) of the Code, no participant may be granted options for more than 300,000 shares of Common Stock (or the equivalent value thereof based on the fair market value of the Common Stock at the time of grant) during any 12-month period, subject to adjustment as provided in Section 4.6."

      2. Continued Effect. Except as set forth herein, the 1998 Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, this Declaration of Amendment is executed on behalf of Blue Rhino Corporation as of the day and year first above written.

                                    BLUE RHINO CORPORATION


                                    By:   /s/ Billy D. Prim
                                       --------------------------------------
                                          Billy D. Prim, President and
                                          Chief Executive Officer

ATTEST:


/s/ Mark Casteneda
-------------------------
Mark Castaneda, Secretary

[Corporate Seal]